Exhibit 10.19

契约日：2026 年 5 月 15 日

Date: May 15, 2026

知识产权权利放弃及弃权契约

DEED OF WAIVER AND RELINQUISHMENT OF IP RIGHTS

（关于移除 SINGAUTO LIMITED（香港）作为登记权利持有人）
(Removal of SINGAUTO LIMITED (Hong Kong) as Registered Rights Holder)

本《知识产权权利放弃及弃权契约》（以下简称"本契约"）由以下各方于 2026 年 5 月 15 日，并自 2026 年 5 月 4 日起生效（以下简称"生效日期"）以契约形式签署：

This Deed of Waiver and Relinquishment of IP Rights (this "Deed"), is executed as a deed on May 15, 2026, and shall be effective as of May 4, 2026 (the "Effective Date"), by and among the following parties:

（1） SINGAUTO Limited，一家依据开曼群岛法律注册成立的豁免公司，注册地址为 Sertus Chambers, Governors Square, Suite #5-204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY1-1104, Cayman Islands（以下简称"开曼公司"）；

(1)SINGAUTO Limited, an exempted company incorporated in the Cayman Islands, with registered offices at Sertus Chambers, Governors Square, Suite #5-204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY1-1104, Cayman Islands (the "Cayman Company");

（2） SINGAUTO Pte. Ltd.，一家依据新加坡法律注册成立的公司，注册地址为 16 Collyer Quay, Collyer Quay Centre #06-02, Singapore 049318（以下简称"新加坡公司"）；

(2)SINGAUTO Pte. Ltd., a company incorporated in Singapore, with registered address at 16 Collyer Quay, Collyer Quay Centre #06-02, Singapore 049318 (the "Singapore Company");

（3） SINGAUTO LIMITED，一家依据香港法律注册成立的公司，注册地址为 Unit 3A–8, 12/F, Kaiser Centre, No. 18 Centre Street, Sai Ying Pun, Hong Kong（以下简称"香港公司"或"弃权方"）；

(3)SINGAUTO LIMITED, a company incorporated in Hong Kong, with registered address at Unit 3A–8, 12/F, Kaiser Centre, No. 18 Centre Street, Sai Ying Pun, Hong Kong (the "HK Company" or "Relinquishing Party");

(4) 北京新实亚科技有限公司（Beijing Xinshiya Technology Co., Ltd.），一家依据中华人民共和国法律注册成立的公司，注册地址为中华人民共和国北京市海淀区永丰路9号院3号楼A座二层中段362号（以下简称"北京公司"，并与开曼公司、新加坡公司合称"持续知识产权持有人"）。

(4) Beijing Xinshiya Technology Co., Ltd. (北京新实亚科技有限公司), a company incorporated in the PRC, with registered address at No. 362, middle 2nd floor, Building A of No. 3, Garden No. 9, Yongfeng Road, Haidian District, Beijing, PRC (the "Beijing Company", and together with the Cayman Company, Singapore Company, collectively the "Continuing IP Holders").

香港公司与持续知识产权持有人以下合称"各方"，单独称为"一方"。

HK Company and the Continuing IP Holders are referred to collectively as the "Parties" and each individually as a "Party".

鉴于条款

RECITALS

A.各方（或其中部分主体）目前作为共同持有人、共同所有人或共同申请人（统称"登记权利持有人"）被登记、列示或记录于标的知识产权项下。

A.The Parties (or some of them) are currently registered, listed, or recorded as co-holders, co-owners, or co-applicants (collectively, "Registered Rights Holders") in the Subject IP (defined below).

B.香港公司确认，其对于标的知识产权并无且从未拥有任何独立经济利益或运营职能，其作为共同持有人的登记仅出于行政或架构安排目的，而该等目的现已不再适用。

B.HK Company acknowledges that it does not have, and has never had, any independent economic interest or operational role in relation to the Subject IP, and that its registration as a co-holder was made for administrative or structural purposes that are no longer applicable.

C.香港公司现希望按照本契约所列条款，不可撤销且无条件地放弃、弃权、声明放弃及解除其对标的知识产权所享有的一切权利、所有权及权益，并全面配合其自所有相关知识产权登记记录中被移除。

C.HK Company now wishes to irrevocably and unconditionally waive, relinquish, disclaim and release all of its rights, title, and interest in and to the Subject IP and to cooperate fully in its removal from all relevant IP registration records, on the terms

set out in this Deed.

D.持续知识产权持有人同意接受该等放弃、声明放弃及弃权，并采取一切必要措施以完成香港公司自标的知识产权登记记录中的移除。

D.The Continuing IP Holders agree to accept such waiver, disclaimer and relinquishment and to take all necessary steps to effect HK Company's removal from the registration records of the Subject IP.

鉴于本契约所载之相互承诺及约定，以及其他充分且有效之对价（其收取及充分性各方在此予以确认），各方达成协议如下：

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. 定义

1. DEFINITIONS

"关联方"/"Affiliate"

就任何一方而言，指直接或间接控制该方、被该方控制或与该方受共同控制之任何实体；其中"控制"指持有超过百分之五十（50%）之表决权或所有权权益。

means in relation to a Party, any entity that, directly or indirectly, controls, is controlled by, or is under common control with that Party, where "control" means the possession of more than fifty percent (50%) of the voting power or ownership interest.

"营业日"/"Business Day"

指除星期六、星期日或新加坡、香港或中国公众假期之外之任何日期。

means a day other than a Saturday, Sunday, or public holiday in Singapore, Hong Kong, or the PRC.

"政府机关"/"Governmental Authority"

指任何联邦、州、国家、超国家、地方或其他政府，无论其为境内或境外政府，或其监管机构，或其行政区划，或其任何委员会、部门、董事会、办公室、局、机构、工具机构或机关，任何法院、审裁处、仲裁员、仲裁庭或类似司法机构，或任何自律组织或其他非政府监管机构、准政府机构或其他类似争议解决小组或机构。

means any federal, state, national, supranational, local, or other government, whether

domestic or foreign, or regulatory body thereof, or political subdivision thereof, or any commission, department, board, office, bureau, agency, instrumentality or authority thereof, any court, tribunal, arbitrator, arbitration panel or similar judicial body or any self-regulatory organization or other non-governmental regulatory authority or quasi-governmental authority or other similar dispute-resolving panel or body.

“知识产权登记记录”/“IP Registration Records”

指由任何政府机关或国际机构维护的所有登记册、数据库及记录，其中载有与标的知识产权相关之任何权利、所有权、权益或共同所有权的登记、记录或备注，包括中国国家知识产权局（CNIPA）、世界知识产权组织（WIPO）、欧洲专利局（EPO）及任何其他相关国家专利或知识产权机构维护之记录。

means all registers, databases, and records maintained by any Governmental Authority or international body in which any right, title, interest, or co-ownership in the Subject IP is recorded, registered, or otherwise noted, including records maintained by the China National Intellectual Property Administration (CNIPA), the World Intellectual Property Organization (WIPO), the European Patent Office (EPO), and any other relevant national patent or IP office.

“法律”/“Law”

指任何联邦、州、地方或外国政府或其行政区划，或任何具有管辖权的仲裁员、法院或审裁处所制定、颁布或适用的任何成文法、法律、条例、规章、规则、法典、命令、宪法、条约、普通法、判决、法令、其他法律要求或法律规则。

means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state, local, or foreign government or political subdivision thereof, or any arbitrator, court, or tribunal of competent jurisdiction.

“人士”/“Person”

指任何个人、公司、合伙企业、合资企业、有限责任公司、信托、协会、政府机构或其他法律实体。

means any individual, corporation, partnership, joint venture, limited liability company, trust, association, governmental body, or other legal entity.

“标的知识产权”/“Subject IP”

指在以下专利中所描述和主张的发明权利：(a) 本契约附件一所列的专利及专利申请，由附件一所列专利申请所授权的全部专利，以及上述任何专利或专利申请的所有延期、替代、再颁发、再审查、续展、分案、延续申请（包括部分延续申请（CIPs），但

仅限于该等部分延续申请中的权利要求有权享有许可专利中另一专利或申请的优先权日，且完全得到该另一专利或申请的支持的范围内）；以及 (b) 在生效日之后提交的、主张对第(a)款所列任何专利或专利申请的国内利益或外国优先权的，或第(a)款所列任何专利或专利申请主张对其享有国内利益或外国优先权的，在许可区域内授权的任何专利。

means rights to the inventions described and claimed in (a) the patents and patent applications listed in Schedule 1 to this Deed, all patents issuing from the patent applications listed in Schedule 1, and all extensions, substitutions, reissues, re-examinations, renewals, divisionals, continuations (including continuations-in-part (CIPs) only to the extent that the claims in such CIPs are entitled to the priority date of, and fully supported by, another patent or application in the Licensed Patents) of any of the foregoing, and (b) any patents in the Territory issuing from any applications filed after the Effective Date and that claim domestic benefit or foreign priority from any of the patents or patent applications identified in subsection (a) or from which any of the patents or patent applications identified in subsection (a) claim domestic benefit or foreign priority.

“区域”/“Territory”

指全球范围。

means worldwide.

2. 知识产权权利放弃及弃权

2. WAIVER AND RELINQUISHMENT OF IP RIGHTS

2.1 不可撤销之弃权

香港公司在此不可撤销、无条件且绝对地放弃、交还、弃权、声明放弃及解除其于全球范围内对标的知识产权所享有之任何性质之一切权利、所有权及权益（无论系法律上、衡平法上、受益权或其他权益），并提供完整权利保证，包括:

2.1 Irrevocable Waiver

HK Company hereby irrevocably, unconditionally, and absolutely waives, surrenders, relinquishes, disclaims, and releases, with full title guarantee, all of its right, title, and interest of whatever nature (whether legal, equitable, beneficial, or otherwise) in and to the Subject IP in the Territory, including:

(a) 作为标的知识产权之共同所有人、共同持有人或共同申请人之全部权利;

(a) all rights as a named co-owner, co-holder, or co-applicant in or to the Subject IP;

(b) 使用、开发、许可、再许可、转让、质押、抵押、设定担保或以其他方式处置标的知识产权之全部权利；

(b) all rights to use, exploit, license, sub-license, assign, pledge, mortgage, charge, or otherwise deal with the Subject IP;

(c) 就标的知识产权提起、维持、抗辩或执行任何诉讼、程序或索赔之全部权利；

(c) all rights to bring, maintain, defend, or enforce any action, proceeding, or claim in respect of the Subject IP;

(d) 收取与标的知识产权相关之任何许可费、费用、损害赔偿、利润分配或其他经济利益之全部权利；

(d) all rights to receive royalties, fees, damages, accounts of profits, or any other financial benefit in connection with the Subject IP; and

(e) 参与与标的知识产权申请、维持、续展或放弃相关之任何决策之全部权利。

(e) all rights to participate in any decision relating to the prosecution, maintenance, renewal, or abandonment of the Subject IP.

香港公司确认，自生效日期起，其不再对标的知识产权享有任何权利。

HK Company confirms that with effect from the Effective Date, it shall have no further rights whatsoever in or to the Subject IP.

2.2 权利归属于持续知识产权持有人

自生效日期起，香港公司此前于标的知识产权中所享有之全部权利、所有权及权益应绝对归属于持续知识产权持有人，并由其按彼此同意之比例持有。香港公司于生效日期后不再就该等权利享有任何索赔或权益。

2.2 Vesting of Rights in Continuing IP Holders

With effect from the Effective Date, all rights, title, and interest previously held by HK Company in the Subject IP shall vest absolutely in the Continuing IP Holders, to be held by them in such proportions as they may agree among themselves. HK Company shall have no claim or entitlement in respect of such rights after the Effective Date.

3. 自知识产权登记记录中移除

3. REMOVAL FROM IP REGISTRATION RECORDS

3.1 香港公司之义务

香港公司应于任何持续知识产权持有人提出要求后立即（且无论如何不迟于生效日期

后三十（30）个营业日，或相关政府机关要求之更晚日期）：

3.1 HK Company's Obligations

HK Company shall, promptly upon request by any Continuing IP Holder (and in any event within thirty (30) Business Days of the Effective Date or such later date as the relevant Governmental Authority may require):

(a) 签署、交付及提交或签署并交付给持续知识产权持有人以供提交（视情况而定），为实现、记录或通知香港公司自所有知识产权登记记录中作为登记权利持有人被移除所需之全部文件、转让文件、确认文件、过户文件或同意文件；

(a) execute, deliver and file, or execute and deliver to Continuing IP Holders for filing, as applicable, all such documents, assignments, confirmations, transfers, or consents as may be required to effect, record, or give notice of HK Company's removal as a registered rights holder from all IP Registration Records;

(b) 与持续知识产权持有人及其代表充分合作，以完成移除香港公司名称所需之任何行政、监管或政府程序；

(b) cooperate fully with the Continuing IP Holders and their representatives in completing any administrative, regulatory, or governmental procedures necessary to remove HK Company's name from all IP Registration Records; and

(c) 向任何政府机关提供其因香港公司自知识产权登记记录中移除所需之信息或声明。

(c) provide any Governmental Authority with such information or declarations as may be required in connection with the removal of HK Company from the IP Registration Records.

3.2 持续知识产权持有人之义务

持续知识产权持有人应采取商业上合理之努力：

3.2 Continuing IP Holders' Obligations

The Continuing IP Holders shall use commercially reasonable efforts to:

(a) 协调及管理为将香港公司自知识产权登记记录中移除所需之全部申请及程序，包括准备及提交向相关政府机关递交之全部必要表格、转让文件及支持文件；

(a) coordinate and manage the filing and prosecution of all applications and requests necessary to remove HK Company from the IP Registration Records, including the preparation and filing of all required forms, assignments, and supporting documents with the relevant Governmental Authorities; and

(b) 承担与该等移除相关而合理发生之全部成本及费用（包括官方费用、代理费用及律

师费用)，除非另有书面约定。

(b) bear all costs and expenses (including official fees, agent fees, and attorneys' fees) reasonably incurred in connection with such removal, unless otherwise agreed in writing.

3.3 授权委托书

为进一步实现上述目的，香港公司在此不可撤销地指定各持续知识产权持有人（及其正式授权之代理人及律师）作为其事实代理人，并赋予完全转授权力，以代表香港公司签署、交付、提交及实施为以下事项所必要或适当之一切行为、契约、文件及事项：

3.3 Power of Attorney

In furtherance of the foregoing, HK Company hereby irrevocably appoints each of the Continuing IP Holders (and their duly authorised agents and attorneys) as its attorney-in-fact, with full power of substitution, to execute, deliver, file, and do all such acts, deeds, documents, and things on HK Company's behalf as may be necessary or desirable to:

(a) 向任何政府机关登记香港公司对标的知识产权之放弃及弃权；

(a) record HK Company's waiver and relinquishment of rights in the Subject IP with any Governmental Authority;

(b) 实现并完成香港公司自全部知识产权登记记录中之移除；及

(b) effect and complete HK Company's removal from all IP Registration Records; and

(c) 就因香港公司移除而产生或附带之标的知识产权事项采取任何其他所需行动。

(c) take any other action required in connection with the Subject IP arising from or incidental to HK Company's removal.

香港公司声明，本授权委托系基于有效对价授予，并应于香港公司完成自全部相关知识产权登记记录中移除之前持续不可撤销。

HK Company declares that this power of attorney is given for valuable consideration and shall be irrevocable until the completion of HK Company's removal from all relevant IP Registration Records.

3.4 时间安排

持续知识产权持有人应采取商业上合理之努力，于生效日期后一百二十（120）个营业日内完成香港公司自全部相关知识产权登记记录中之移除，但应受相关政府机关之配合及任何适用程序要求所限制。

3.4 Timing

The Continuing IP Holders shall use commercially reasonable efforts to complete HK Company’s removal from all relevant IP Registration Records within one hundred and twenty (120) Business Days of the Effective Date, subject to the cooperation of the relevant Governmental Authorities and any applicable procedural requirements.

4. 陈述与保证

4. REPRESENTATIONS AND WARRANTIES

4.1 各方共同陈述与保证

各方于本契约签署之日向其他各方陈述并保证如下：

4.1 Mutual Representations and Warranties

Each Party represents and warrants to each other Party that, as of the date of this Deed:

(a) 其已依据其注册成立地法律正式成立、有效存续并具备良好存续状态；

(a) it is duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of incorporation;

(b) 其拥有签署、交付及履行本契约项下义务之全部权力、授权及行为能力，且本契约之签署及交付已获所有必要公司行为之正式授权；

(b) it has full power, authority, and capacity to execute, deliver, and perform its obligations under this Deed, and the execution and delivery of this Deed has been duly authorised by all necessary corporate action;

(c) 本契约构成其合法、有效并具约束力之义务，并可依据其条款对其强制执行；及

(c) this Deed constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms; and

(d) 本契约之签署、交付及履行不会与其所受约束之任何法律、命令、判决、协议或义务相冲突，亦不会导致任何违反。

(d) the execution, delivery, and performance of this Deed does not conflict with, or result in any breach of, any Law, order, judgment, agreement, or obligation by which it is bound.

4.2 香港公司之额外陈述与保证

香港公司进一步陈述并保证：

4.2 HK Company's Additional Representations

HK Company further represents and warrants that:

(a) 其为目前知识产权登记记录所载其于标的知识产权权益之合法及实益持有人，且该等权益不存在任何产权负担、抵押、质押、留置权、信托、索赔或其他第三方权益；

(a) it is the legal and beneficial holder of its interest in the Subject IP as currently recorded in the IP Registration Records, and such interest is free from any encumbrance, charge, pledge, lien, trust, claim, or other third-party interest;

(b) 其此前未曾转让、处分、设定担保、许可、再许可或以其他方式处置或负担其于标的知识产权中之任何权益；

(b) it has not previously assigned, transferred, charged, licensed, sub-licensed, or otherwise disposed of or encumbered any part of its interest in the Subject IP;

(c) 不存在任何待决或潜在之诉讼、仲裁或其他程序会影响其依据本契约放弃及弃权其于标的知识产权中权益之能力；及

(c) there is no pending or threatened litigation, arbitration, or other proceeding that would affect its ability to waive and relinquish its interest in the Subject IP in accordance with this Deed; and

(d) 其签署及履行本契约无需取得任何第三方（包括任何标的知识产权共同持有人）之同意，而该等同意均已取得者除外。

(d) its execution and performance of this Deed does not require the consent of any third party (including any co-holder of the Subject IP) that has not already been obtained.

5. 保密

5. CONFIDENTIALITY

5.1 保密义务

各方（"接收方"）应对其因本契约而取得之其他各方（"披露方"）之所有非公开信息（"保密信息"）予以保密，且未经披露方事先书面同意，不得向任何第三方披露任何保密信息，但以下情况除外：

5.1 Confidentiality Obligations

Each Party (the "Receiving Party") shall keep confidential all non-public information of the other Parties (the "Disclosing Party") obtained in connection with this Deed ("Confidential Information") and shall not disclose any Confidential Information to any third party without the prior written consent of the Disclosing Party, except:

(a) 向其董事、高级管理人员、员工、法律顾问、会计师及其他专业顾问披露，而该等人士基于真实需要知悉该等信息，并受不低于本第 5 条所列保密义务约束；

(a) to its directors, officers, employees, legal advisers, accountants, and other professional advisers who have a bona fide need to know such information and are bound by obligations of confidentiality no less restrictive than those set out in this Section 5;

(b) 在适用法律、法院命令或任何政府机关规则要求之范围内披露，但在法律允许且可行之情况下，接收方应提前合理书面通知披露方；或

(b) to the extent required by any applicable Law, court order, or the rules of any Governmental Authority, provided that, where practicable and permitted by Law, the Receiving Party shall give the Disclosing Party reasonable prior written notice of such disclosure; or

(c) 该等信息因接收方未违反本契约而进入公共领域。

(c) to the extent that such information becomes publicly available through no breach of this Deed by the Receiving Party.

5.2 存续期限

本第 5 条项下保密义务于本契约终止或届满后继续有效三（3）年。

5.2 Duration

The obligations of confidentiality in this Section 5 shall survive the termination or expiry of this Deed for a period of three (3) years.

6. 进一步保证

6. FURTHER ASSURANCES

各方应，并应促使其关联方，于任何其他一方合理要求后立即签署所有进一步文件并采取所有进一步措施，以充分实现本契约之目的，包括任何政府机关因香港公司自知识产权登记记录中移除所要求之文件。

Each Party shall, and shall procure that its Affiliates shall, promptly upon reasonable request by any other Party, execute all such further documents and take all such further steps as may be necessary or reasonably desirable to give full effect to this Deed, including any documentation required by any Governmental Authority in connection with HK Company’s removal from the IP Registration Records.

7. 其他条款

7. MISCELLANEOUS

7.1 完整协议

本契约连同附件一构成各方就其标的事项达成之完整协议，并取代此前所有与该等事项有关之书面或口头协议、陈述、保证及谅解。

7.1 Entire Agreement

This Deed, together with Schedule 1, constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior and contemporaneous agreements, representations, warranties, and understandings of the Parties, whether written or oral, with respect to such subject matter.

7.2 修订

对本契约之任何修订、修改或补充，除非以书面形式作出并由各方正式签署，否则不具约束力。

7.2 Amendment

No amendment, modification, or supplement to this Deed shall be binding unless made in writing and duly executed by all Parties.

7.3 弃权

任何一方未行使或延迟行使其于本契约项下之任何权利、救济、权力或特权，不应构成对该等权利之弃权；任何单次或部分行使亦不应排除其进一步行使任何其他权利、救济、权力或特权。任何弃权均须以书面形式作出并由弃权方签署。

7.3 Waiver

No failure or delay by any Party in exercising any right, remedy, power, or privilege under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. Any waiver must be in writing and signed by the waiving Party.

7.4 可分割性

如本契约任何条款于任何司法辖区被认定为无效、非法或不可执行，该等无效、非法或不可执行不影响本契约任何其他条款或该条款于其他司法辖区之有效性或可执行性。各方应本着诚信协商，以有效条款替代该等无效、非法或不可执行条款，并在最大程度上实现相同商业目的。

7.4 Severability

If any provision of this Deed is held to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other

provision of this Deed or the validity or enforceability of such provision in any other jurisdiction. The Parties shall negotiate in good faith to replace any such invalid, illegal, or unenforceable provision with a valid provision that, to the greatest extent possible, achieves the same commercial purpose.

7.5 转让

未经其他各方事先书面同意，任何一方不得转让、移转或以其他方式处置其于本契约项下之任何权利或义务，但任何持续知识产权持有人可无需该等同意而将其权利转让予其关联方。

7.5 Assignment

No Party may assign, transfer, or otherwise dispose of any of its rights or obligations under this Deed without the prior written consent of all other Parties, except that any Continuing IP Holder may assign its rights under this Deed to an Affiliate without such consent.

7.6 通知

本契约项下所有通知、请求及其他通讯均须以书面形式作出，并通过专人递送、国际认可快递（费用预付）或电子邮件（附书面收件确认）发送至下列地址（或任何一方不时书面通知之其他地址）：

7.6 Notices

All notices, requests, and other communications under this Deed shall be in writing and delivered by hand, internationally recognised courier (with fees prepaid), or email (with written confirmation of receipt) to the addresses set out below (or such other address as a Party may notify in writing from time to time):

开曼公司：Sertus Chambers, Governors Square, Suite #5-204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY1-1104, Cayman Islands

Cayman Company: Sertus Chambers, Governors Square, Suite #5-204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY1-1104, Cayman Islands

新加坡公司：address at 16 Collyer Quay, Collyer Quay Centre #06-02, Singapore 049318

Singapore Company: address at 16 Collyer Quay, Collyer Quay Centre #06-02, Singapore 049318

香港公司：Unit 3A–8, 12/F, Kaiser Centre, No. 18 Centre Street, Sai Ying Pun, Hong Kong

HK Company: Unit 3A–8, 12/F, Kaiser Centre, No. 18 Centre Street, Sai Ying Pun, Hong Kong

北京公司：中华人民共和国北京市海淀区永丰路 9 号院 3 号楼 A 座二层中段 362 号

Beijing Company: No. 362, middle 2nd floor, Building A of No. 3, Garden No. 9, Yongfeng Road, Haidian District, Beijing, PRC

通知应被视为：(a) 如通过专人或快递送达，则于送达时；或 (b) 如通过电子邮件发送，则于收件人正常营业时间内发送之日视为送达，否则视为下一个营业日送达。

Notices shall be deemed received: (a) upon delivery if sent by hand or courier; or (b) on the date sent if sent by email during the recipient’s normal business hours, otherwise on the next Business Day.

7.7 适用法律

本契约及因本契约或其订立、效力或终止所产生或与之相关之任何争议、争论或索赔，应受新加坡法律管辖并据其解释。

7.7 Governing Law

This Deed and any dispute, controversy, or claim arising out of or in connection with it or its formation, validity, or termination shall be governed by, and construed in accordance with, the laws of Singapore.

7.8 争议解决

因本契约引起的或与本契约有关的任何争议，包括关于本契约的存在、效力或终止的任何问题，均应提交新加坡国际仲裁中心（"SIAC"）管理，并按照届时有效的 SIAC 仲裁规则在新加坡通过仲裁最终解决。仲裁地为新加坡。仲裁员人数为三名。仲裁语言为英文。本仲裁条款的准据法为新加坡法律。仲裁裁决为终局裁决，对各方具有约束力，各方承诺将毫不迟延地执行任何裁决。在仲裁庭组成之前，任何一方均可向任何有管辖权的法院申请临时救济或保全措施，该等申请不应被视为与本仲裁协议相抵触或构成对本仲裁协议的放弃。

7.8 Dispute Resolution

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity, or termination, shall be referred to and finally resolved by arbitration in Singapore administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of the SIAC for the time being in force. The seat of the arbitration shall be Singapore. The number of arbitrators shall be three. The language of the arbitration shall be English. The governing law of this arbitration agreement shall be Singapore law. The

arbitration award shall be final and binding on the Parties and the Parties undertake to carry out any award without delay. Pending the constitution of the tribunal, either Party may apply to any court of competent jurisdiction for interim or conservatory relief, and such application shall not be deemed incompatible with, or a waiver of, this agreement to arbitrate.

7.9 副本及电子签署

本契约可签署任意数量之副本，每一份经签署后均构成一份正本。副本可通过电子邮件或其他电子方式交付，并应被视为与手写签署原件具有同等法律效力及约束力。

7.9 Counterparts and Electronic Execution

This Deed may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original. Counterparts may be delivered by email or other electronic means, and shall be deemed to be as valid and binding as a manually signed original.

7.10 费用

除本契约另有规定外，各方应自行承担与本契约之谈判、准备及签署有关之费用及支出。

7.10 Costs

Save as otherwise provided in this Deed, each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation, and execution of this Deed.

签字页随后附后

[SIGNATURE PAGE FOLLOWS]

各方特此于文首所载日期签署本契约，以昭信守。

IN WITNESS WHEREOF the Parties have executed this Deed as a deed as of the date first written above.

弃权方：

RELINQUISHING PARTY:

SINGAUTO LIMITED (Hong Kong)

签署：

By: ______________________

姓名： 王大伟

Name: Wang Dawei

职务： 董事

Title: Director

日期： 2026 年 5 月 15 日

Date: 15 May 2026

持续知识产权持有人：

CONTINUING IP HOLDER:

SINGAUTO INC. (Cayman Islands)

签署：

By: ______________________

姓名： 刘羽强

Name: Liu Yuqiang

职务： 董事长

Title: Director

日期： 2026 年 5 月 15 日

Date: 15 May 2026

持续知识产权持有人：

CONTINUING IP HOLDER:

SINGAUTO Pte. Ltd. (Singapore)

签署:

By: ______________________

姓名：刘羽强

Name: Liu Yuqiang

职务：董事长

Title: Chairman

日期：2026 年 5 月 15 日

Date: 15 May 2026

持续知识产权持有人：

CONTINUING IP HOLDER:

Beijing Xinshiya Technology Co., Ltd. (北京新实亚科技有限公司)

签署:

By: ______________________

姓名：许同盟

Name: Xu Tongmeng

职务：公司代表

Title: Director

日期：2026 年 5 月 15 日

Date: 15 May 2026

附件一

SCHEDULE 1

标的知识产权——专利及专利申请清单

SUBJECT IP — LIST OF PATENTS AND PATENT APPLICATIONS

以下专利、专利申请及相关知识产权属于本契约项下之标的知识产权：

The following patents, patent applications, and related intellectual property rights are subject to this Deed:

（专利表格内容按原格式保留填写）